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                                                                   EXHIBIT 10.54
                                                                   -------------

                                                                 Amendment No. 1

                                 Amendment To
                      Telecommunications System Agreement
                        Dated January 26, 1995 Between
                           Gulf States FiberNet  and
                      Sprint Communications Company L.P.

THIS AMENDMENT IS entered into, effective as of July 25 1995, by and between Sprint Communications Company L.P., 2 Delaware Limited Partnership (hereinafter referred to as "Sprint"), whose address is 903 E. 104th Street, Kansas City, MO 64131 and Gulf States FiberNet (hereinafter referred to as "GSF"), whose address is 910 First Avenue, West Point, GA 31833.

WITNESSETH:

WHEREAS, Interstate FiberNet ("IFN") and Sprint entered into the
Telecommunications System Agreement, dated effective January 26, I 1995. ("Agreement"), and such Agreement was assigned by IFN to GSF pursuant to Article
16.10 or the Agreement, and:

WHEREAS, GSF and Sprint desire to amend the Agreement in certain respects as are set forth herein.

NOW THEREFORE, in consideration of the premises and the mutual covenants and promises herein contained, the parties covenant and agree as follows:

1.  Add the following language as Article 4.4
    Payments in Case of GSF Default
    -------------------------------

    "In the event of GSF's default on a loan agreement between GSF and NationsBank N.A. ("Lendor"), the Parties hereby agree that Lendor may provide written notice to Sprint of such default and request that Sprint remit all payments due under this Agreement to Lendor. GSF hereby agrees to indemnify and hold harmless Sprint, its affiliates successors and assigns from any claim resulting from such change in payment remittance."

2.  Add the following language as the third paragraph In Article 12.1.

    "Sprint shall endeavor to also provide notice of GSF's default to NationsBank N.A.; however, Sprint shall not be held liable for any failure to provide such notice."

3. Except as amended herein, the Agreement shall continue in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the day and year below written, but effective as of the day and year first set forth above.

GULF STATES FlBERNET. A                SPRINT COMMUNICATIONS COMPANY L.P.,
GEORGIA GENERAL PARTNERSHIP            A DELAWARE LIMITED PARTNERSHIP
---------------------------------      ---------------------------------------

By: /s/ Doug Shumante                  By: /s/ James B. Farris
   ------------------------------          -----------------------------------
Name: Doug Shumante                    Name: James B. Farris
     ----------------------------           ----------------------------------
      (Type or Print)

Title: VP/CFO Gulf States
       Transmission Systems Inc.
       Managing Ptr.
      ---------------------------
                                       Title: Director, Network Real Estate
                                              Acquisition and Administration



Date: 7 - 25- 95                       Date: 7-24-95
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